      As filed with the Securities and Exchange Commission on December 13, 1999

                                                Registration No. 33-
                                                                    ------------
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                        Under the Securities Act of 1933

                                PERCEPTRON, INC.
             (Exact name of registrant as specified in its charter)

           Michigan                                     38-2381442
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

                  47827 Halyard Drive, Plymouth, Michigan 48170
                                 (734) 414-6100
               (Address, including zip code, and telephone number,
                 including area code, of registrant's Principal
                                Executive Office)

                                Perceptron, Inc.
                             1992 Stock Option Plan
                            (Full Title of the Plan)

           John J. Garber, Vice President and Chief Financial Officer
                                Perceptron, Inc.
                  47827 Halyard Drive, Plymouth, Michigan 48170
                                 (734) 414-6100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                        Copies of all communications to:

                                THOMAS S. VAUGHN
                               Dykema Gossett PLLC
                             400 Renaissance Center
                          Detroit, Michigan 48243-1668
                                 (313) 568-6524

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
      Title of                                    Proposed Maximum           Proposed               Amount of
    Securities to            Amount to be             Offering           Maximum Aggregate        Registration
    be Registered             Registered          Price Per Share*       Offering Price**              Fee
--------------------------------------------------------------------------------------------------------------------
     Common Stock          300,000 shares**            $4.00                $1,200,000              $316.80
    $.01 par value
--------------------------------------------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee, based on the average of the high and low sale prices on the Nasdaq Stock Market on December 6, 1999, in accordance with Rule 457(h).
** The number of shares may be adjusted to prevent dilution from stock splits, stock dividends and similar transactions. This Registration Statement shall cover any such additional shares in accordance with Rule 416(a).
================================================================================

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Perceptron, Inc. (the "Company") with the Securities and Exchange Commission ("SEC") are incorporated herein by reference:

         The contents of Registration Statement on Form S-8, file No. 33-63664, filed June 1, 1993, registering 142,857 shares of Common Stock of the Company, par value $.01 per share, to be issued pursuant to the Company's 1992 Stock Option Plan, the contents of Registration Statement on Form S-8, file No. 33-85656, filed October 25, 1994, registering 850,000 shares of Common Stock of the Company, par value $.01 per share, to be issued pursuant to the Company's 1992 Stock Option Plan, the contents of Registration Statement on Form S-8, file No. 33-00446, filed on January 22, 1996, registering 75,000 shares of Common Stock of the Company, par value $.01 per share, to be issued pursuant to the Company's 1992 Stock Option Plan and the contents of Registration Statement on Form S-8, file No. 333-6500 1, filed on September 30, 1998, registering 558,357 shares of Common Stock of the Company, par value $.01 per share, to be issued pursuant to the Company's 1992 Stock Option Plan.

Item 8.  EXHIBITS

         The following exhibits are filed with this registration statement:

         4         Instruments Defining the Rights of Securities Holders.

         4.1 Articles IV, V and VI of the Company's Restated Articles of Incorporation are incorporated herein by reference to Exhibit
                   3.1 of the Company's Report on Form 10-Q for the Quarter Ended March 31, 1998.

         4.2 Articles I, II, III, VI, VII, X and XI of the Company's Bylaws are incorporated herein by reference to Exhibit 19 of the Company's Report on Form 10-Q for the Quarter Ended September 30, 1992.

         4.3 Credit Agreement, dated May 28, 1999, between Perceptron, Inc. and Bank One, Michigan and First Amendment to Credit Agreement, dated August 24, 1999, are incorporated herein by reference to Exhibit 4.2 of the Company's Report on Form 10-K for the Transition Period Ended June 30, 1999.

                   Other instruments, notes or extracts from agreements defining the rights of holders of long-term debt of the Company or its subsidiaries have not been filed because (i) in each case the total amount of long-term debt permitted thereunder does not exceed 10% of the Company's consolidated assets, and (ii) the Company hereby agrees that it will furnish such instruments, notes and extracts to the Securities and Exchange Commission upon its request.

         4.4 Form of certificate representing Rights (included as Exhibit B to the Rights Agreement filed as Exhibit 4.5) is incorporated herein by reference to Exhibit 2 of the Company's Report on Form 8-K filed March 24, 1998. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the earlier of (i) the tenth business day after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date) (or, if such Shares Acquisition Date results from the consummation of a Permitted Offer, such later date as may be determined before the Distribution Date, by action of the Board of Directors, with the concurrence of a majority of the Continuing Directors), or (ii) the tenth business day (or such later date as may be determined by the Board of Directors, with the concurrence of a majority of the Continuing Directors, prior to such time as any person becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer by any person or group of affiliated or associated persons (other than the Company or certain entities affiliated with or associated with the Company), other than a tender or exchange offer that is determined before the Distribution Date to be a Permitted Offer, if, upon consummation thereof, such person or group of affiliated or associated persons would be the beneficial owner of 15% or more of such outstanding shares of Common Stock.

         4.5 Rights Agreement, dated as of March 24, 1998, between Perceptron, Inc. and American Stock Transfer & Trust Company, as Rights Agent, is incorporated herein by reference to
                   Exhibit 2 of the Company's Report on Form 8-K filed March 24, 1998.

         5 Opinion of Dykema Gossett PLLC with respect to the legality of the Common Stock to be registered hereunder.

         23.1      Consent of PricewaterhouseCoopers LLP.

         23.2      Consent of Dykema Gossett PLLC (contained in Exhibit 5).

         24.1      Power of Attorney of Alfred A. Pease.

         24.2      Power of Attorney of David J. Beattie.

         24.3      Power of Attorney of Kenneth R. Dabrowski.

         24.4      Power of Attorney of Philip J. DeCocco.

         24.5      Power of Attorney of Robert S. Oswald.

         24.6      Power of Attorney of Terryll R. Smith.

         99.1 Amended and Restated Perceptron, Inc. 1992 Stock Option Plan is incorporated herein by reference to Exhibit 10.53 to the Company's Report on Form 10-Q for the Quarter Ended September 30, 1996.

         99.2 First Amendment to the Amended and Restated Perceptron, Inc. 1992 Stock Option Plan is incorporated herein by reference to
                   Exhibit 10.39 to the Company's Report on Form 10-Q for the Quarter Ended March 31, 1997.

         99.3 Forms of Stock Option Agreements under 1992 Stock Option Plan, (Team Members and Officers) prior to February 9, 1995, are incorporated herein by reference to Exhibit 10.28 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1993.

         99.4 Forms of Master Amendments to Stock Option Agreements (Team Members and Officers) under 1992 Stock Option Plan, prior to February 9, 1995 are incorporated herein by reference to
                   Exhibit 10.22 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1994.

         99.5 Forms of Incentive Stock Option Agreements (Team Members and Officers) under 1992 Stock Option Plan after February 9, 1995 are incorporated herein by reference to Exhibit 10.23 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1994.

         99.6 Forms of Incentive Stock Option Agreements (Team Members and Officers) and Non-Qualified Stock Option Agreements under 1992 Stock Option Plan after January 1, 1997, and Amendments to existing Stock Option Agreements under the 1992 Stock Option Plan are incorporated herein by reference to Exhibit
                   10.22 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1996.

         99.7 Forms of Incentive Stock Option Agreements (Officers) and Non-Qualified Stock Option Agreements (Officers) under 1992 Stock Option Plan after September 1, 1998 are incorporated by reference to Exhibit 10.25 of the Company's Report on Form 10-K for the Year Ended December 31, 1998.

         99.8 Second Amendment to Amended and Restated 1992 Stock Option Plan is incorporated by reference to Exhibit 10.26 of the Company's Report on Form 10-Q for the Quarter Ended March 31, 1999.

         99.9 Forms of Incentive Stock Option Agreements (Officers) and Non-Qualified Stock Option Agreements (Officers) under 1992 Stock Option Plan after September 1, 1999 are incorporated by reference to Exhibit 10.30 of the Company's Report on Form 10-Q for the Quarter Ended September 30, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plymouth, State of Michigan on November 17,1999.


                                PERCEPTRON, INC.


                                By:  /s/ A.A. Pease
                                   -------------------------------------------
                                         Alfred A. Pease
                                Its:     President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the indicated capacities as of November 17, 1999.




         Signature                                                           Title



/s/ A.A. Pease                                               President, Chief Executive Officer, Chairman of the
-----------------------------------                          Board and Director (Principal Executive Officer)
Alfred A. Pease


/s/ John J. Garber                                           Vice President and Chief Financial Officer
-----------------------------------                          (Principal Financial Officer)
John J. Garber


/s/ Sylvia M. Smith                                          Controller (Principal Accounting Officer)
-----------------------------------
Sylvia M. Smith


               *                                             Director
-----------------------------------
David J. Beattie


               *                                             Director
-----------------------------------
Kenneth R. Dabrowski


               *                                             Director
-----------------------------------
Philip J. DeCocco


               *                                             Director
-----------------------------------
Robert S. Oswald


              *                                              Director
-----------------------------------
Terryll R. Smith


*By: /s/ Thomas S. Vaughn
    -------------------------------
     Thomas S. Vaughn
     Attorney-in-Fact

         INDEX TO EXHIBITS



         Number    Description


         4         Instruments Defining the Rights of Securities Holders.

         4.1 Articles IV, V and VI of the Company's Restated Articles of Incorporation are incorporated herein by reference to Exhibit
                   3.1 of the Company's Report on Form 10-Q for the Quarter Ended March 31, 1998.

         4.2 Articles I, II, III, VI, VII, X and XI of the Company's Bylaws are incorporated herein by reference to Exhibit 19 of the Company's Report on Form 10-Q for the Quarter Ended September 30, 1992.

         4.3 Credit Agreement, dated May 28, 1999, between Perceptron, Inc. and Bank One, Michigan and First Amendment to Credit Agreement, dated August 24, 1999, are incorporated herein by reference to Exhibit 4.2 of the Company's Report on Form 10-K for the Transition Period Ended June 30, 1999.

                   Other instruments, notes or extracts from agreements defining the rights of holders of long-term debt of the Company or its subsidiaries have not been filed because (i) in each case the total amount of long-term debt permitted thereunder does not exceed 10% of the Company's consolidated assets, and (ii) the Company hereby agrees that it will furnish such instruments, notes and extracts to the Securities and Exchange Commission upon its request.

         4.4 Form of certificate representing Rights (included as Exhibit B to the Rights Agreement filed as Exhibit 4.5) is incorporated herein by reference to Exhibit 2 to the Company's Report on Form 8-K filed March 24, 1998. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the earlier of (i) the tenth business day after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date) (or, if such Shares Acquisition Date results from the consummation of a Permitted Offer, such later date as may be determined before the Distribution Date, by action of the Board of Directors, with the concurrence of a majority of the Continuing Directors), or (ii) the tenth business day (or such later date as may be determined by the Board of Directors, with the concurrence of a majority of the Continuing Directors, prior to such time as any person becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer by any person or group of affiliated or associated persons (other than the Company or certain entities affiliated with or associated with the Company), other than a tender or exchange offer that is determined before the Distribution Date to be a Permitted Offer, if, upon consummation thereof, such person or group of affiliated or associated persons would be the beneficial owner of 15% or more of such outstanding shares of Common Stock.

         4.5 Rights Agreement, dated as of March 24, 1998, between Perceptron, Inc. and American Stock Transfer & Trust Company, as Rights Agent, is incorporated herein by reference to
                   Exhibit 2 to the Company's Report on Form 8-K filed March 24, 1998.

         5 Opinion of Dykema Gossett PLLC with respect to the legality of the Common Stock to be registered hereunder (including consent).

         23.1      Consent of PricewaterhouseCoopers LLP.

         24.1      Power of Attorney of Alfred A. Pease.

         24.2      Power of Attorney of David J. Beattie.

         24.3      Power of Attorney of Kenneth R. Dabrowski.

         24.4      Power of Attorney of Philip J. DeCocco.

         24.5      Power of Attorney of Robert S. Oswald.

         24.6      Power of Attorney of Terryll R. Smith.

         99.1 Amended and Restated Perceptron, Inc. 1992 Stock Option Plan as incorporated herein by reference to Exhibit 10.53 to the Company's Report on Form 10-Q for the Quarter Ended September 30, 1996.

         99.2 First Amendment to the Amended and Restated Perceptron, Inc. 1992 Stock Option Plan is incorporated herein by reference to
                   Exhibit 10.39 to the Company's Report on Form 10-Q for the Quarter Ended March 31, 1997.

         99.3 Forms of Stock Option Agreements under 1992 Stock Option Plan, (Team Members and Officers) prior to February 9, 1995, are incorporated herein by reference to Exhibit 10.28 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1993.

         99.4 Forms of Master Amendments to Stock Option Agreements (Team Members and Officers) under 1992 Stock Option Plan, prior to February 9, 1995 are incorporated herein by reference to
                   Exhibit 10.22 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1994.

         99.5 Forms of Incentive Stock Option Agreements (Team Members and Officers) under 1992 Stock Option Plan after February 9, 1995 are incorporated herein by reference to Exhibit 10.23 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1994.

         99.6 Forms of Incentive Stock Option Agreements (Team Members and Officers) and Non-Qualified Stock Option Agreements under 1992 Stock Option Plan after January 1, 1997, and Amendments to existing Stock Option Agreements under the 1992 Stock Option Plan are incorporated herein by reference to Exhibit
                   10.22 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1996.

         99.7 Forms of Incentive Stock Option Agreements (Officers) and Non-Qualified Stock Option Agreements (Officers) under 1992 Stock Option Plan after September 1, 1998 are incorporated by reference to Exhibit 10.25 of the Company's Report on Form 10-K for the Year Ended December 31, 1998.

         99.8 Second Amendment to Amended and Restated 1992 Stock Option Plan is incorporated by reference to Exhibit 10.26 of the Company's Report on Form 10-Q for the Quarter Ended March 31, 1999.

         99.9 Forms of Incentive Stock Option Agreements (Officers) and Non-Qualified Stock Option Agreements (Officers) under 1992 Stock Option Plan after September 1, 1999 are incorporated by reference to Exhibit 10.30 of the Company's Report on Form 10-Q for the Quarter Ended September 30, 1999.